UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 8, 2008

ENTROPIC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 8, 2008, we filed with the Commission our proxy statement for our 2008 annual meeting of stockholders in which we identified the following individuals as our named executive officers: Patrick Henry, our chief executive officer, president and chairman of the board, David Lyle, our chief financial officer, Itzhak Gurantz, our chief technology officer, Lance Bridges, our vice president of corporate development, general counsel and secretary, Michael Economy, our vice president of worldwide sales, and Kurt Noyes, our vice president, finance and chief accounting officer. Upon further review, we have determined that Jonathan Masel, our vice president, general manager of Entropic Israel, who was identified as a potential named executive officer in our current report on Form 8-K, as amended, filed on March 25, 2008, does not meet the definition of a “named executive officer” provided under Item 402(a)(3) of Regulation S-K.

We are filing as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, the (i) Employment offer letter, dated June 5, 2007, for Mr. Lyle, (ii) Employment offer letter, dated May 2, 2007, for Dr. Gurantz, (iii) Employment offer letter, dated April 18, 2007, for Mr. Bridges, (iv) Amended and Restated Change of Control Agreement, dated October 18, 2007, for Mr. Lyle, (v) Amended and Restated Change of Control Agreement, dated October 20, 2007, for Dr. Gurantz, and (vi) Amended and Restated Change of Control Agreement, dated October 20, 2007, for Mr. Bridges, respectively. Each of Mr. Lyle, Dr. Gurantz and Mr. Bridges was first disclosed as a named executive officer in our proxy statement for our 2008 annual meeting of stockholders. The Employment offer letters and Amended and Restated Change of Control Agreements for Messrs. Henry, Economy and Noyes were previously filed with the Commission as exhibits to our Registration Statement on Form S-1 (File No. 333-144899).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Employment offer letter dated June 5, 2007 by and between the Registrant and David Lyle.

99.2	Employment offer letter dated May 2, 2007 by and between the Registrant and Itzhak Gurantz.

99.3	Employment offer letter dated April 18, 2007 by and between the Registrant and Lance Bridges.

99.4	Amended and Restated Change of Control Agreement dated October 18, 2007 by and between the Registrant and David Lyle.

99.5	Amended and Restated Change of Control Agreement dated October 20, 2007 by and between the Registrant and Itzhak Gurantz.

99.6	Amended and Restated Change of Control Agreement dated October 20, 2007 by and between the Registrant and Lance Bridges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this repot to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: April 8, 2008	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Number	Description

99.1	Employment offer letter dated June 5, 2007 by and between the Registrant and David Lyle.

99.2	Employment offer letter dated May 2, 2007 by and between the Registrant and Itzhak Gurantz.

99.3	Employment offer letter dated April 18, 2007 by and between the Registrant and Lance Bridges.

99.4	Amended and Restated Change of Control Agreement dated October 18, 2007 by and between the Registrant and David Lyle.

99.5	Amended and Restated Change of Control Agreement dated October 20, 2007 by and between the Registrant and Itzhak Gurantz.

99.6	Amended and Restated Change of Control Agreement dated October 20, 2007 by and between the Registrant and Lance Bridges.